Exhibit 10.1

FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

OF

SUPERIOR ENERGY SERVICES, INC.

THIS FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT, dated as of May 14, 2021 (this “Amendment”), to that certain Stockholders Agreement, dated as of February 2, 2021 (the “Stockholders Agreement”), by and among Superior Energy Services, Inc., a Delaware corporation (the “Company”), and the Stockholders (as defined therein), is made by and among the Company and the Stockholders party hereto but binding and effective against all Stockholders in accordance with the terms of the Stockholders Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stockholders Agreement.

RECITALS

WHEREAS, the Company and the Stockholders desire to amend the Stockholders Agreement;

WHEREAS, pursuant to Section 6.06 of the Stockholders Agreement, no amendment or modification of the Stockholders Agreement is valid unless executed in writing by the Company and the Stockholders (together with their Related Persons) holding at least a majority of the Aggregate Common Stock;

WHEREAS, the undersigned Stockholders constitute Stockholders (together with their Related Persons) holding at least a majority of the Aggregate Common Stock; and

WHEREAS, this Amendment does not adversely affect any Stockholder in a manner disproportionate to the manner in which it affects other Stockholders.

NOW, THEREFORE, the Stockholders Agreement is amended as hereinafter set forth:

1.	AMENDMENT TO STOCKHOLDERS AGREEMENT.

(a)    Section 5.01 shall be deleted in its entirety and amended as follows:

“Information Rights. (a) Subject to Section 5.01 (b), the Corporation will (i) provide to each Stockholder (A) audited consolidated annual financial statements no later than 120 days after the end of each calendar year and (B) unaudited consolidated quarterly financial statements no later than 60 days after the end of each quarterly period other than the last quarterly period of the calendar year, and (ii) hold a quarterly “earnings call” with all stockholders of the Corporation as promptly as reasonably practicable after the distribution of the financial statements for the applicable quarter, which shall include a reasonable opportunity for questions from the stockholders. Notwithstanding the foregoing, in the event the date that any financial statements required to be provided under this Section 5.01(a) falls on a day that is not a Business Day, the date such financial statements must be provided shall be automatically extended to the next Business Day.

(b)    No Competitor shall be entitled to receive the information, or have any of the rights, described in Section 5.01(a).”

2.	MISCELLANEOUS PROVISIONS.

(a)    Ratification. Except as expressly modified or amended by this Amendment, all of the provisions of the Stockholders Agreement shall remain unmodified and in full force and effect.

(b)    Entire Agreement. This Amendment, the Stockholders Agreement, the other Organizational Documents, the Plan of Reorganization and any other documents expressly referred to herein, in the Stockholders Agreement or in the Plan of Reorganization embody the complete agreement and understanding among the Parties and supersede and preempt any prior understandings, agreements or representations by or among the Parties, written or oral, which may have related to the subject matter hereof in any way.

(c)    Severability. Whenever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Amendment will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(d)    Governing Law. This Amendment and any claim, controversy or dispute arising under or related to this Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

(e)    Delivery by Electronic Transmission. This Amendment and any signed agreement or instrument entered into in connection with this Amendment or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such Party forever waives any such defense.

(f)    Further Action. The Parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be necessary or appropriate to achieve the purposes of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

COMPANY: Superior Energy Services, Inc.

By:	/s/ Michael Y. McGovern
Name:	Michael Y. McGovern
Title:	Chairman

GOLDENTREE STOCKHOLDERS:

[*redacted*]

MONARCH STOCKHOLDERS:

[*redacted*]

ASCRIBE STOCKHOLDERS:

[*redacted*]

[Signature Page to First Amendment to Stockholders Agreement]